UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 20, 2005

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	1-143	38-0572515
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (313) 556-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
SIGNATURES

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

     The following charts were furnished to securities analysts in connection with General Motors Corporation’s (GM) earnings release this morning, Wednesday, July 20, 2005.

# # #

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: July 20, 2005	By:	/s/ PETER R. BIBLE.
(Peter R. Bible, Chief Accounting Officer)

In the presentation that follows and in related comments by General Motors management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "outlook", "priorities/targets" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increases for fuel, labor strikes or work stoppages; health care costs; market acceptance of the corporation's new products; pace of product introductions; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management. GM is recording the remarks and visuals presented today which are copyrighted by GM and may not be reproduced, transcribed, or distributed in any way without the express written consent of General Motors. Therefore, this conference may not be recorded by attendees. We consider your participation to constitute your consent to being recorded today. Additionally, per Regulation G, supplemental financial disclosure is included which provides a quantitative reconciliation of non-GAAP financial disclosures addressed in the context of the following chart set to GM's GAAP financial results and provides definition around non-GAAP terminology addressed. 2005 Second Quarter Results

2005 Second Quarter Highlights Adjusted EPS ($0.56) (excludes special items), ($318) million Net Loss, $48.5 billion Revenue Reported EPS ($0.51), ($286) million Net Loss Global market share was 15.2% up 0.5 p.p. Significant loss at GMNA due to lower production and capacity utilization, material cost pressure, and growing uncompetitive health care expense Sales performance and massive inventory reduction a significant plus Restructuring efforts led GME to profitable quarter Solid performance at GMAP and GMLAAM GMAC continues to achieve strong results despite challenging environment Operating cash outflow of $1.4B, total cash* up $0.4B compared to Q1 Refer to Supplemental Chart 1 for reconciliation to GAAP figures * Cash, Mkt. Securities & ST VEBA (excluding financing operations)

2004 2005 2005 Fav/(Unfav) 2004 ---------------- $ Millions ----------------- GMNA $355 ($1,194) ($1,549) GME (45) 37 82 GMLAAM 10 33 23 GMAP 259 176 (83) Total Automotive 579 (948) (1,527) GMAC 846 816 (30) Corporate Other (48) (186) (138) Total Net Income 1,377 (318) (1,695) EPS (excl. special items) 2.42 (0.56) (2.98) Worldwide Production (000) 2,401 2,344 (57) Global Market Share 14.7% 15.2% 0.5 p.p. Second Quarter Adjusted Results - Net Income Refer to Supplemental Chart 1 for reconciliation to GAAP figures

Second Quarter 2005 Adjustments to Income Normalizing our tax rate to be in line with the 15% effective tax rate assumed in our original earnings guidance. *

North America Second Quarter Results 2004 2005 2005 Fav/(Unfav) 2004 ----------------- $ Millions ------------------ Pre-Tax Income $444 ($1,414) ($1,858) Net Income/(Loss) 355 (1,194) (1,549) Net Margin 1.2% (4.4%) (5.6) p.p. North America: - Production Volume (000) 1,389 1,247 (142) - Market Share 26.2% 27.3% 1.1 p.p. United States: - Industry SAAR (Mil.) 17.0 17.7 0.7 p.p. - Market Share 26.7% 27.9% 1.2 p.p. - Dealer Inventory (000) 1,367 1,018 (349)

North America Vehicle Revenue Per Unit 2000 CY 2001 CY 2002 CY 2003 CY 2004 CY Q2 '00 Q2 '01 Q2 '02 Q2 '03 Q2 '04 Q2 '05 Net Revenue 18095 18722 18698 18992 18991 18045 18482 18385 18565 18801 18811 Net Revenue Gross Revenue Less Sales Incentives Memo: Vehicle Revenue Per Unit excludes such items as impact of daily rental acctg., Service Parts, other outside sales and OnStar Reported Rev/Unit 19,719 20,899 20,321 20,777 20,882 19,624 20,632 19,638 20,413 20,413 20,770 Calendar Year Second Quarter Memo: Q1'05 - $18,396

North America Net Income Q2 '05 vs Q2 '04 Production Volume Health Care Mix Material Pricing Other Structural Cost P&W Reserves

North America Recovery Plan Execution of new products Continue to project a $1B increase in capex spending this year Pull-ahead of GMT900 program on track Recently launched vehicles performing well Cobalt, LaCrosse, H3, G6, STS Important near term launch vehicles HHR, Solstice, DTS, Impala, Lucerne Re-tool sales and marketing strategy Differentiated brand and roles Incremental advertising to support launch brands Total Value Proposition Pricing and content changes on almost 50% of '06 models Key market focus Employee pricing promotion has been very successful in these markets World Class Retail Channel Continue to make progress on getting dealers "on-channel"

North America Recovery Plan Reduce cost and improve quality J.D. Powers IQS - Top 3 North America plant awards and led in 5 vehicle segments J.D. Power Dependability Study - Led in 8 vehicles segments; Cadillac and Buick both in top 5 brands Harbour Report - Most productive plant; 3 of the top 5 assembly plants; led in 7 of 13 segments Capacity has been reduced to approximately 5M units with the recent actions at Baltimore and Linden Continuing work on additional reductions Continuing efforts to reduce material cost through supplier global footprint Address health care cost burden Actively engaged in discussion with UAW

Europe Second Quarter Results 2004 2005 2005 Fav/(Unfav) 2004 ----------------- $ Millions ------------------ Pre-Tax Income/(Loss) ($96) $27 $123 Net Income/(Loss) (45) 37 82 Net Margin (0.6%) 0.4% 1.0 p.p. Total Europe: - Production Volume (000) 503 501 (2) - Industry SAAR (Mil.) 20.8 20.5 (0.3) - Market Share 9.7% 9.7% 0.0 p.p. Germany: - Industry SAAR (Mil.) 3.6 3.6 0.0 - Market Share 10.8% 11.1% 0.3 p.p. UK: Industry SAAR (Mil.) 2.9 2.7 (0.2) - Market Share 13.9% 15.5% 1.6 p.p. Saab - Global Sales (000) 37.0 36.6 (0.4)

Latin America, Africa & Middle East Second Quarter Results 2004 2005 2005 Fav/(Unfav) 2004 ----------------- $ Millions ------------------ Pre-Tax Income/(Loss) $11 $52 $41 Net Income/(Loss) 10 33 23 Net Margin 0.5% 1.1% 0.6 p.p. Total LAAM: - Production Volume (000) - Industry SAAR (Mil.) 172 4.3 196 5.2 24 0.9 - Market Share 17.1% 18.3% 1.2 p.p. Brazil: - Industry SAAR (Mil.) 1.5 1.7 0.2 - Market Share 23.5% 21.9% (1.6) p.p. Argentina: Industry SAAR (000) 285 407 122 Market Share 16.6% 18.0% 1.4 p.p. South Africa: Industry SAAR (000) 434 578 144 Market Share 10.7% 14.1% 3.4 p.p.

Asia Pacific Second Quarter Results 2004 2005 2005 Fav/(Unfav) 2004 ----------------- $ Millions ------------------ Pre-Tax Income $33 $0 ($33) Equity/Minority Interest 225 172 (53) Net Income/(Loss) 259 176 (83) Net Margin 15.3% 9.2% (6.1) p.p. Total Asia-Pacific: - Industry SAAR (Mil.) 16.4 18.3 1.9 - Market Share 5.6% 6.3% 0.7 p.p. China: Industry SAAR (Mil.) 5.0 5.8 0.8 Market Share 9.8% 11.4% 1.6 p.p. Australia: - Industry SAAR (Mil.) 0.9 1.0 0.1 - Market Share 19.3% 18.0% (1.3) p.p. GM- DAT: - Production (Complete Build Units) 135 149 14

2004 2005 2005 Fav/(Unfav) 2004 ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- Financing $452 $378 ($74) Mortgage 319 338 19 Insurance 75 100 25 Total $846 $816 ($30) GMAC Second Quarter Results Net Income

Financing Operations Unfavorable impact of rising borrowing costs and resulting impact on net interest margins, somewhat mitigated by Change in funding mix - secured funding and whole loan sales versus unsecured funding Favorable credit experience and continued strong remarketing results on off- lease vehicles Continued transition to "originate/sell" model driving lower auto finance asset base and reduced capital needs Mortgage Operations Earnings supported by higher market share, growth in fee-based revenue and international operations Benefit from ResCap's recent stand-alone financing Insurance Operations Premium growth and continued improvement in underwriting performance Continued growth in international markets Growing investment portfolio generating steady income stream GMAC Outlook

Residential Capital ("ResCap") ResCap is the newly-formed holding company ResCap owns GMAC's two residential mortgage businesses - - GMAC-RFC Holding Corp and GMAC Residential Holding Corp Successfully achieved investment grade credit ratings from all four major agencies Provides funding diversity ResCap positioned to be self-funding over medium-term Increases GMAC consolidated liquidity Closed $4B initial private placement of bonds in June at spreads well below GMAC spreads Reduces GMAC parent's borrowing requirements At the end of 2Q 2005 Total on-balance sheet assets of $98.3 billion YTD net income of $622 million

GMAC Global Liquidity Strong global liquidity position 2Q 2005 cash balance of $22.2B* Over $55B of unutilized bank lines, auto whole loan and conduit capacity Positive liquidity profile Maturing interest-earning assets exceed interest-bearing liabilities for any given period Continued large-scale access to ABS market at attractive spreads Expanded securitization capability $2B syndicated auto whole loan sale $2B public lease securitization £350MM UK trade receivables (Commercial Finance) Renewed access to unsecured market with recent €500 million debt offering in Europe and successful $4B ResCap offering Evaluating longer-term strategic options * Includes cash of $19.7 billion and marketable securities of $2.5 billion

Q4'00 Q4'01 Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2 '05 Net Liquidity 5.2 4.8 4.8 3.5 -0.7 0.8 1.8 2.5 1.1 4.2 6.5 -2.4 -5.5 -8.9 -7.4 -8.2 -9.2 -12.5 -12.375 Gross Cash 13.2 13 13.3 11.8 11.5 17.3 17.6 18.2 17.3 20.6 23.7 29.3 26.9 23.5 25 24.5 23.3 19.8 20.231 Cum'l. Pension & VEBA Cont 17.3 17.3 18.7 20.1 21.5 23 24.2 $ Billions Gross / Net Liquidity 2 1,2 1 Cash, Mkt. Securities & ST VEBA 2 Excluding Financing Operations

Managerial Cash Flow Summary (Excludes GMAC) Refer to Supplemental Chart 2 for reconciliation to GAAP Operating Cash Flow

2005 Priorities / Targets Priorities $4.00 - $5.00 EPS Operating cash flow of $2B** Capital spending of $8B Grow global volume Regional / Sector Income Targets North America: $500M Europe: ($500M) LAAM: $100M Asia-Pacific: $600M GMAC: 3 $2,500M * * EPS excluding any special items; at current dilution levels ** Excludes any one-time items G G R G G G R R G

Supplemental Charts The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per GM's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology

Reconciliation to Adjusted Net Revenue, Net Income / EPS Q2 - 2004 & 2005 S1

Reconciliation of Operating Cash Flow S2